333Tue, 29 Jul 2003, 13:17:24 EDT

Lehman Brothers

Tue, 29 Jul 2003, 13:17:24 EDT

Yield Table - Bond A5

kkanaan:S25XS-CLOSE-U; A5
Settle as of 07/30/03

Collateral Summary - Group No. 1					Bond Summary
Type:	LOAN 7.02	Historical:			Fixed Coupon:	5.620
AM Type:	Fixed	1 Month:	N/A	N/A	Orig Bal:	20,928,000
WAC:	7.268	3 Month:	N/A	N/A
WAM:	340	6 Month:	N/A	N/A	Factor:	1.0000000
WALA:	2	12 Month:	N/A	N/A	Factor Date:	07/25/03	Next Pmt:	08/25/03
		Life:	N/A	N/A	Delay:	24	Cusip:

	6.00 CPR	10.00 CPR	20.00 CPR	30.00 CPR	40.00 CPR	50.00 CPR	60.00 CPR
Price	Yield
97-06	5.88	5.91	6.02	6.18	6.42	6.80	7.13
97-08	5.88	5.91	6.01	6.17	6.40	6.77	7.09
97-10	5.87	5.90	6.00	6.16	6.38	6.74	7.05
97-12	5.87	5.90	5.99	6.15	6.37	6.71	7.02
97-14	5.86	5.89	5.99	6.13	6.35	6.68	6.98
97-16	5.86	5.88	5.98	6.12	6.33	6.66	6.94
97-18	5.85	5.88	5.97	6.11	6.31	6.63	6.90
97-20	5.85	5.87	5.96	6.09	6.29	6.60	6.87
97-22	5.84	5.87	5.95	6.08	6.27	6.57	6.83
97-24	5.84	5.86	5.94	6.07	6.25	6.54	6.79
97-26	5.83	5.86	5.93	6.06	6.23	6.51	6.75
Average Life	22.90	17.49	9.90	6.01	3.84	2.44	1.86
First Pay	06/25/26	01/25/21	06/25/13	06/25/08	06/25/06	09/25/05	03/25/05
Last Pay	06/25/26	01/25/21	06/25/13	12/25/09	02/25/08	04/25/06	08/25/05
Sprd/ALife/Lib	39/22.90	53/17.49	117/9.90	215/6.01	325/3.84	448/2.44	516/1.86
Duration	12.440	10.769	7.361	4.939	3.338	2.207	1.706

                              Tsy BM      3MO      6MO          2YR        3YR         5YR       10YR   30YR       Lib BM   1MO      2MO     3MO       6MO        1YR       2YR       3YR        4YR       5YR       6YR       7YR      8YR     9YR       10YR    12YR     15YR    30YR

Yield   0.9578   0.9962   1.6395   2.1037   3.1919   4.3559   5.2731        Yield  1.1000  1.1000  1.1100  1.1387  1.2500  1.8670  2.5762  3.1728  3.6544  3.9647  4.2750  4.4953  4.6731   4.8259  5.1576  5.3027  5.6156

Coupon                            1.5000   2.0000   2.6250   3.6250   5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Tue, 29 Jul 2003, 13:01:45 EDT

Yield Table - Bond A5

kkanaan:S25XS-CLOSE-U; A5

Settle as of 07/30/03

Collateral Summary - Group No. 1					Bond Summary
Type:	LOAN 7.02	Historical:			Fixed Coupon:	5.620
AM Type:	Fixed	1 Month:	N/A	N/A	Orig Bal:	20,928,000
WAC:	7.268	3 Month:	N/A	N/A
WAM:	340	6 Month:	N/A	N/A	Factor:	1.0000000
WALA:	2	12 Month:	N/A	N/A	Factor Date:	07/25/03	Next Pmt:	08/25/03
		Life:	N/A	N/A	Delay:	24	Cusip:

	75.00	90.00	100.00	120.00	150.00	160.00	175.00
	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1
Price				Yield
97-06	5.96	5.99	6.01	6.07	6.16	6.19	6.25
97-08	5.95	5.98	6.01	6.06	6.15	6.18	6.24
97-10	5.94	5.98	6.00	6.05	6.14	6.17	6.22
97-12	5.94	5.97	5.99	6.04	6.12	6.16	6.21
97-14	5.93	5.96	5.98	6.03	6.11	6.14	6.19
97-16	5.92	5.95	5.97	6.02	6.10	6.13	6.18
97-18	5.92	5.94	5.96	6.01	6.09	6.12	6.16
97-20	5.91	5.94	5.95	6.00	6.07	6.10	6.15
97-22	5.90	5.93	5.95	5.99	6.06	6.09	6.13
97-24	5.89	5.92	5.94	5.98	6.05	6.08	6.12
97-26	5.89	5.91	5.93	5.97	6.04	6.06	6.10
Average Life	13.24	11.15	10.15	8.40	6.36	5.86	5.19
First Pay	10/25/16	09/25/14	09/25/13	11/25/11	12/25/08	06/25/08	11/25/07
Last Pay	10/25/16	09/25/14	09/25/13	12/25/11	03/25/10	10/25/09	03/25/09
Sprd/ALife/Lib	71/13.24	94/11.15	112/10.15	145/8.40	202/6.36	221/5.86	246/5.19
Duration	9.042	8.029	7.498	6.493	5.184	4.837	4.361

                              Tsy BM      3MO      6MO          2YR        3YR         5YR       10YR   30YR       Lib BM   1MO      2MO     3MO       6MO        1YR       2YR       3YR        4YR       5YR       6YR       7YR      8YR     9YR       10YR    12YR     15YR    30YR

Yield   0.9578   0.9962   1.6395   2.1037   3.1919   4.3559   5.2731        Yield  1.1000  1.1000  1.1100  1.1387  1.2500  1.8670  2.5762  3.1728  3.6544  3.9647  4.2750  4.4953  4.6731   4.8259  5.1576  5.3027  5.6156

Coupon                            1.5000   2.0000   2.6250   3.6250   5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Tue, 29 Jul 2003, 13:01:45 EDT

Yield Table - Bond A2

kkanaan:S25XS-CLOSE-U; A2

Settle as of 07/30/03

Collateral Summary - Group No. 1					Bond Summary
Type:	LOAN 7.02	Historical:			Fixed Coupon:	2.690
AM Type:	Fixed	1 Month:	N/A	N/A	Orig Bal:	56,650,000
WAC:	7.268	3 Month:	N/A	N/A
WAM:	340	6 Month:	N/A	N/A	Factor:	1.0000000
WALA:	2	12 Month:	N/A	N/A	Factor Date:	07/25/03	Next Pmt:	08/25/03
		Life:	N/A	N/A	Delay:	24	Cusip:

	75.00 User_Curve_1	90.00 User_Curve_1	100.00 User_Curve_1	120.00 User_Curve_1	150.00 User_Curve_1	160.00 User_Curve_1	175.00 User_Curve_1
Price	Yield
99-19+	2.78	2.79	2.80	2.82	2.84	2.85	2.86
99-21+	2.76	2.76	2.77	2.78	2.80	2.81	2.81
99-23+	2.73	2.74	2.74	2.75	2.76	2.76	2.77
99-25+	2.71	2.71	2.72	2.72	2.72	2.72	2.72
99-27+	2.69	2.69	2.69	2.68	2.68	2.68	2.68
99-29+	2.67	2.66	2.66	2.65	2.64	2.64	2.63
99-31+	2.65	2.64	2.63	2.62	2.60	2.59	2.59
100-01+	2.63	2.61	2.61	2.59	2.56	2.55	2.54
100-03+	2.61	2.59	2.58	2.56	2.52	2.51	2.49
100-05+	2.59	2.56	2.55	2.52	2.48	2.47	2.45
100-07+	2.56	2.54	2.52	2.49	2.44	2.43	2.40
Average Life	3.11	2.62	2.37	2.00	1.63	1.53	1.41
First Pay	09/25/05	05/25/05	03/25/05	12/25/04	09/25/04	09/25/04	08/25/04
Last Pay	10/25/07	01/25/07	09/25/06	03/25/06	09/25/05	07/25/05	05/25/05
Sprd/ALife/Lib	14/3.11	46/2.62	62/2.37	85/2.00	106/1.63	111/1.53	117/1.41
Duration	2.944	2.492	2.265	1.922	1.571	1.482	1.367

                              Tsy BM      3MO      6MO          2YR        3YR         5YR       10YR   30YR       Lib BM   1MO      2MO     3MO       6MO        1YR       2YR       3YR        4YR       5YR       6YR       7YR      8YR     9YR       10YR    12YR     15YR    30YR

Yield   0.9374   0.9909   1.5876   2.0284   3.0940   4.2696   5.1935        Yield  1.1000  1.1000  1.1100  1.1263  1.2175  1.8001  2.4634  3.0412  3.5115  3.8241  4.1367  4.3569  4.5370   4.6946  5.0320  5.1831  5.5010

Coupon                            1.5000   2.0000   2.6250   3.6250   5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Tue, 29 Jul 2003, 13:01:45 EDT

Yield Table - Bond A1

kkanaan:S25XS-CLOSE-U; A1

Settle as of 07/30/03

Collateral Summary - Group No. 1					Bond Summary
Type:	LOAN 7.02	Historical:			Fixed Coupon:	1.650
AM Type:	Fixed	1 Month:	N/A	N/A	Orig Bal:	75,552,000
WAC:	7.268	3 Month:	N/A	N/A
WAM:	340	6 Month:	N/A	N/A	Factor:	1.0000000
WALA:	2	12 Month:	N/A	N/A	Factor Date:	07/25/03	Next Pmt:	08/25/03
		Life:	N/A	N/A	Delay:	0	Cusip:

	50.00 User_Curve_1	75.00 User_Curve_1	100.00 User_Curve_1	120.00 User_Curve_1	150.00 User_Curve_1	175.00 User_Curve_1	200.00 User_Curve_1
Price	Yield
99-26+	1.77	1.81	1.85	1.87	1.91	1.95	1.98
99-27+	1.75	1.78	1.81	1.83	1.87	1.89	1.92
99-28+	1.73	1.75	1.78	1.79	1.82	1.84	1.86
99-29+	1.71	1.72	1.74	1.75	1.77	1.79	1.80
99-30+	1.69	1.70	1.71	1.72	1.73	1.73	1.74
99-31+	1.67	1.67	1.67	1.68	1.68	1.68	1.68
100-00+	1.65	1.64	1.64	1.64	1.63	1.63	1.63
100-01+	1.63	1.61	1.60	1.60	1.59	1.58	1.57
100-02+	1.61	1.59	1.57	1.56	1.54	1.52	1.51
100-03+	1.59	1.56	1.53	1.52	1.49	1.47	1.45
100-04+	1.57	1.53	1.50	1.48	1.44	1.42	1.39
Average Life	1.59	1.15	0.92	0.80	0.68	0.60	0.54
First Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Pay	08/25/06	09/25/05	03/25/05	12/25/04	09/25/04	08/25/04	06/25/04
Duration	1.556	1.131	0.905	0.787	0.666	0.594	0.537

                              Tsy BM      3MO      6MO          2YR        3YR         5YR       10YR   30YR       Lib BM   1MO      2MO     3MO       6MO        1YR       2YR       3YR        4YR       5YR       6YR       7YR      8YR     9YR       10YR    12YR     15YR    30YR

Yield   0.9272   0.9909   1.5617   2.0082   3.0744   4.2620   5.1822        Yield  1.1000  1.1000  1.1100  1.1263  1.2175  1.7717  2.4407  3.0113  3.4869  3.8019  4.1169  4.3444  4.5270   4.6845  5.0240  5.1745  5.4847

Coupon                            1.5000   2.0000   2.6250   3.6250   5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Tue, 22 Jul 2003, 09:48:24 EDT

kkanaan:S25XS-MARKET

Yield Table - Bond A6

Settle as of 07/30/03

Bond Summary - Bond A6
Fixed Coupon:	4.820
Orig Bal:	26,244,000
Factor:	1.0000000
Factor Date:	07/25/03	Next Pmt:	08/25/03
Delay:	24	Cusip:

120.00 User_Curve_1

Price	Yield	Duration
99-24	4.86		5.341
99-24+	4.85
99-25	4.85
99-25+	4.85
99-26	4.84
99-26+	4.84		5.342
99-27	4.84
99-27+	4.83
99-28	4.83
99-28+	4.83
99-29	4.83		5.343
99-29+	4.82
99-30	4.82
99-30+	4.82
99-31	4.81
99-31+	4.81		5.344
100-00	4.81
100-00+	4.81
100-01	4.80
100-01+	4.80
100-02	4.80		5.345
100-02+	4.79
100-03	4.79
100-03+	4.79
100-04	4.79
100-04+	4.78		5.346
100-05	4.78
Average Life		6.40
First Pay		08/25/06
Last Pay		12/25/11

                              Tsy BM      3MO      6MO          2YR        3YR         5YR       10YR   30YR       Lib BM   1MO      2MO     3MO       6MO        1YR       2YR       3YR        4YR       5YR       6YR       7YR      8YR     9YR       10YR    12YR     15YR    30YR

Yield   0.8863   0.9603   1.4174   1.8063   2.7410   3.9218   4.9277        Yield  1.1013  1.1000  1.1000  1.1100  1.1700  1.6624  2.2013  2.6911  3.1160  3.4184  3.7208  3.9520  4.1407   4.3068  4.6724  4.8558  5.2327

Coupon                            1.1250   2.0000   2.6250   3.6250   5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.